SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 9, 2017 (January 5, 2017)

PARETEUM CORPORATION

(Exact name of registrant as specified in Charter)

Delaware	000-030061	95-4557538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Park Avenue

New York, NY 10017

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (212) 984-1096

N/A

(Former Name or Former Address, if Changed Since Last Report)

  Copies to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Ference Kesner LLP

61 Broadway, 32nd Floor

New York, NY 10006

Phone (212) 930-9700

Fax (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 5, 2017, Pareteum Corporation (the “Company”) received a notice from NYSE MKT LLC (the “Exchange”) indicating that the Company is not currently in compliance with the Exchange’s continued listing standards as set forth in Section 1003(a)(ii), Section 1003(a)(iii), Section 1003(a)(iv) and Section 1003(f)(v) of the NYSE MKT Company Guide (the “Company Guide”). The Exchange further stated that the Company is also not in compliance with Section 1003(a)(i) since the Company’s reported stockholders’ equity as of September 30, 2016 was $(6.4) million and the Company has net losses in its last five most recent fiscal years ended December 31, 2015. This notice was in addition to notices received by the Company from the Exchange (i) on August 8, 2016, as previously disclosed on a Current Report on Form 8-K filed by the Company on August 12, 2016 and for which the Company submitted a plan of compliance on August 19, 2016; (ii) May 26, 2016, as previously disclosed on a Current Report on Form 8-K filed by the Company on June 2, 2016 and for which the Company submitted a plan of compliance on June 27, 2016; and (iii) December 6, 2016, as previously disclosed on a Current Report on Form 8-K filed by the Company on December 9, 2016. The Exchange had reviewed the Company’s plans of compliance and previously determined to accept the plans and granted the Company a conditional plan period through December 31, 2016.

The Exchange has since reviewed the Company’s most recent updates and determined to extend the plan period for the Company to regain compliance with Section 1003(a)(iv) through June 30, 2017 and Section 1003(a)(i), Section 1003(a)(ii), and Section 1003(a)(iii) through November 27, 2017. As previously disclosed on a Current Report on Form 8-K filed by the Company on December 9, 2016, the Company has until June 6, 2017 to regain compliance with Section 1003(f)(v).

If the Company is not in compliance with the continued listing standards of the Company Guide by the applicable extension dates set forth above, or if the Company does not make progress consistent with the plan during the plan period, the Exchange will initiate delisting proceedings as appropriate. The Company may appeal a staff delisting determination in accordance with Section 1010 and Part 12 of the Company Guide.

On January 9, 2017, the Company issued a press release disclosing receipt of the notice from the Exchange. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

99.1	Press Release, dated January 9, 2017

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2017	PARETEUM CORPORATION

	By:	/s/ Alexander Korff
Name: Alexander Korff
Title: General Counsel & Secretary